Acquisition and Disposal	12 Months Ended
Jun. 30, 2024
Acquisition and Disposal [Abstract]
Acquisition and disposal
(3)	Acquisition and disposal

(a)	Acquisition in 2024

Acquisition of AIX

As disclosed in Note 1, upon the completion of the Transaction through Exchange of Equity Interests on December 31, 2023, the Company acquired 50.10% of AIX’s equity interests through issuing an aggregate of 284,113,314 ordinary shares in exchange for an aggregate of 568,226,628 ordinary shares of AIX beneficially owned by the Selling Shareholders of AIX. Although AIX is larger in size, and the Selling Shareholders of AIX holds more than 50% equity interest in the Group after the Transaction, none of the individual Selling Shareholders of AIX holds controlling financial interests in the Group, and nor do they act-in-concert. Management considered all factors and determined that, the Company obtained control of AIX and was therefore considered the accounting acquirer in this business combination transaction (see details in Note 1). The total purchase price consisted of stock.

The acquisition of AIX was accounted for using the acquisition method, and the purchase price allocation was made based on the fair value of the tangible and intangible assets acquired and liabilities assumed at the date of acquisition. The fair values of the identifiable intangible assets acquired were determined using various valuation techniques, including cost approach and income approach. The fair value measurements were primarily based on significant inputs that are not directly observable in the market and are considered Level 3 under the fair value measurements and disclosure framework. Key assumptions include cash flow projections for AIX and the discount rate applied to those cash flows. Identifiable intangible assets with finite lives are amortized over their useful lives. The carrying value of the other tangible assets acquired and liabilities assumed approximate their fair value. The excess of the consideration transferred and the fair value of any non-controlling interests over the estimated fair values of the identifiable net assets acquired was recorded as goodwill. The Fair value of the non-controlling interest was estimated with reference to the price per share as of the acquisition date.

The following is a summary of the fair value of the purchase price and the final allocation of the purchase price to the assets acquired and liabilities assumed:

RMB
Consideration transferred	1,341,422
Add: Non-controlling interest	1,336,190
Total fair value of purchase price	2,677,612

Assets acquired	RMB
Cash and cash equivalents and restricted cash	601,925
Short term investments	928,270
Accounts receivable and contract assets	1,350,421
Other receivables and current assets	231,853
Property, plant, and equipment, net	91,659
Intangible asset (Note 2(h) and Note 9)	468,832
- Software	91,178
- Non-compete agreements	8,175
- Agent resources	137,944
- Insurance broker licenses	89,071
- Trade names	142,464
Deferred tax assets	40,735
Other non-current assets	235,752
Right of use asset	136,056
Total assets acquired	4,085,503

Liabilities Assumed
Short-term loan	164,300
Accounts payables and accrued commissions	806,770
Other payable and accrued expenses	183,187
Accrued payroll	93,697
Income tax payable	100,260
Operating lease liabilities	128,475
Deferred tax liabilities	251,780
Other liabilities	82,686
Total liabilities assumed	1,811,155
Total identifiable net assets acquired	2,274,348
Less: Non-controlling interest of certain subsidiaries of AIX	(266,255)
Goodwill	669,519

The Group had only one reporting unit (i.e., wealth management) prior to the acquisition of AIX and two additional reporting units including insurance agency and claims adjusting were identified due to the acquisition of AIX as of the acquisition date. The reporting unit of wealth management is not expected to benefit from the synergies associated with the acquisition of AIX. As a result, goodwill recorded in the acquisition is assigned to the applicable reporting units of insurance agency and claims adjusting to which the assets and liabilities of AIX are assigned. The resulted goodwill is not expected to be tax deductible for tax purposes.

Acquisition-related costs for AIX were approximately RMB1,369. These were expensed as incurred and are included in general and administrative expenses within the consolidated statement of operations and comprehensive loss.

The result of operation of aforementioned acquisition has been consolidated by the Group from December 31, 2023. Revenues and net income of AIX in the amount of RMB1,123,177 and RMB2,230, respectively, were included in the Group’s consolidated statement of operations and comprehensive loss since the acquisition date.

Pro forma financial information

The following is the pro forma information as if the business acquisition occurred on July 1, 2022. For the business acquisition depreciation and amortization have been included in the calculation of the pro forma information provided below, based on the results of purchase price allocation. Depreciation is computed on the straight-line method over the estimated remaining economic lives of the assets, ranging from three to thirty-six years. Amortization is computed on the straight-line method over the estimated useful lives of the assets ranging from three to twenty years.

This pro forma information is presented for information purposes only. It is based on historical information and does not purport to represent the actual results that may have occurred had the Group consummated the acquisitions on July 1, 2022, nor is it necessarily indicative of future results of operations of the consolidated enterprises:

	Year Ended June 30,
	2023	2024
	RMB	RMB
Total net revenues	3,452,208	2,419,634
Income (loss) from operations	116,065	(453,560)
Net income (loss)	131,771	(397,718)
Net income (loss) attributable to the Company’s shareholders	11,784	(250,192)

(b)	Disposal in 2023

In March 2023, the Group disposed of 100% equity interest in Shenzhen Puyi Zhongxiang Information Technology Co., Ltd. to a third party for a total consideration of RMB20,000, which has been settled as of June 30, 2024. The Group recognized a gain of RMB13,737 on disposal of this subsidiary, which was determined based on the excess of the sales consideration over the net book value of the subsidiary at the time of disposal.